EDISON INTERNATIONAL                                            News Release
(Graphic Ommitted)

FOR IMMEDIATE RELEASE                        Contact Corporate Communications, (626) 302-2255
                                                                               www.edison.com

Rosemead, Calif., February 28, 2007-

                                 Edison International Reports Higher 2006 Earnings

o   Edison International's (NYSE:EIX) consolidated net income increased over 3% to $1.18 billion or $3.58 per share
o   EIX's core(1)earnings of $3.07 per share were down 1.9% compared to 2005 earnings of $3.13 per share
-       SCE recorded core earnings of $1.89 per share up 3.8% on higher authorized net revenue and Mountainview operations
-       EMG's core earnings were down 8.5% to $1.30 per share from lower generation, wholesale power prices, and trading income
o   Annual dividend increased 7.4% to $1.16 per share in December 2006
o   Assets increased to over $36 billion
o   2007 earnings guidance of $3.05 - $3.45 per share affirmed

 -----------------------------------------------------------------------
 Edison International Financial Highlights
                                           Full Year       Change
 (In millions, except per share                          $        %
 data)                                  2006     2005
 -----------------------------------------------------------------------
 Earnings per common share           $3.58    $3.47   $0.11      3.2%
 Core(1)   earnings   per  common    $3.07    $3.13   $(0.06)   (1.9)%
 share
 Net Income                          $1,181   $1,137  $44        3.9%
 Revenue                             $12,622  $11,852 $770       6.5%
 Assets                              $36,261  $34,791 $1,470     4.2%
 -----------------------------------------------------------------------

CHAIRMAN'S COMMENTARY

"2006 was a good year for Edison International," said John Bryson, chairman and CEO, Edison International.
"Our company continued to strengthen its foundation for large scale growth over the next five and ten years.
Of particular significance were important advances in system reliability, renewable energy, advanced metering and energy efficiency."

                                                   - more -

--------
(1) Core earnings exclude earnings from discontinued operations and other non-core items.
Note:  Earnings reflect the impact of the transfer of wind assets between Edison Capital and
MEHC.

YEAR 2006 EARNINGS SUMMARY

        Edison International recorded earnings of $3.58 per share for the year ending December 31, 2006, compared to $3.47 per share for the same period last year.  The results included non-core adjustments detailed in Chart 1.  Edison International's core earnings were $3.07 per share for 2006, compared to $3.13 per share for the same period last year.  This decrease primarily reflects lower wholesale energy margins at Midwest
Generation, lower energy trading income at MEHC and higher income tax expense partially offset by higher authorized net revenue from SCE's general rate case, Mountainview operations, lower net interest and favorable results from SFAS #133 adjustments.

YEAR 2006 EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE earnings from continuing operations were $776 million in 2006, compared with $725 million in 2005.
SCE's 2006 results included non-core items of $158 million, primarily from the resolution of several regulatory and tax issues, a generator settlement and generator refund incentives.  SCE's 2005 earnings included non-core items of $130 million.  (See Chart 1 for details.)  Excluding these non-core items, SCE's core earnings in 2006 were $618 million, up $23 million over last year. This increase is due to higher net revenue authorized in the
2006 general rate case decision and earnings from Mountainview, partially offset by higher income tax expense.

        EMG's earnings from continuing operations in 2006 were $334 million compared to $414 million in 2005.
Mission Energy Holding Company (MEHC) had earnings of $246 million in 2006 compared to $332 million in 2005.
MEHC's earnings from continuing operations included non-core charges of $90 million in 2006 and $49 million in
2005 reflecting the early extinguishment of debt and the impairment of an investment.  (See Chart 1 for details.)
Excluding these items, MEHC's core earnings were $336 million, a decrease of $45 million from 2005.  This decrease was primarily due to wholesale energy margins generation at Midwest Generation, lower energy trading income, and an increase inincome tax expense, partially offset by a favorable SFAS #133 net impact and lower net interest expense.  SFAS #133 unrealized gains in 2006 were $39 million compared to unrealized losses of $35 million in 2005.  Edison Capital's 2006 earnings were $88 million, an increase of $6 million over last year primarily due to lower net corporate interest expense and overhead, and a gain on the sale of an affordable housing project, partially offset by lower gains from global infrastructure fund investments.

Earnings from Discontinued Operations

        Edison International's earnings from discontinued operations were $97 million in 2006 and $30 million in 2005 primarily due to distributions from MEHC's Lakeland project and other adjustments related to some of MEHC's international projects that were sold in 2004.

                                                    Year Ended December 31,
Earnings (Loss) Per Common Share (Unaudited)          2006            2005             Change
                                                 ----------------------------------------------
  Southern California Edison Company
                                                      $2.38           $2.22            $0.16
  Edison Mission Group
       Mission Energy Holding Company                  0.75            1.02            (0.27)
       Edison Capital                                  0.27            0.25             0.02
                                                 ----------------------------------------------
              Edison Mission Group Total               1.02            1.27            (0.25)
  EIX (Parent) and Other                              (0.12)          (0.11)           (0.01)
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations        3.28            3.38            (0.10)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                  0.30            0.09             0.21

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                       $3.58           $3.47            $0.11
===============================================================================================

                                                   - more -

                                                    Year Ended December 31,
Earnings (Loss) (in millions) (Unaudited)               2006          2005              Change
                                                 ----------------------------------------------
  Southern California Edison Company                    $776          $725                 $51
  Edison Mission Group
       Mission Energy Holding Company                    246           332                 (86)
       Edison Capital                                     88            82                   6
                                                 ----------------------------------------------
              Edison Mission Group Total                 334           414                 (80)
  EIX (Parent) and Other                                 (27)          (31)                  4
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations        1,083          1,108                (25)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                     97             30                 67

Cumulative Effect of Change in Accounting Principle        1             (1)                 2

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                        $1,181         $1,137                $44
===============================================================================================

FOURTH-QUARTER EARNINGS SUMMARY

        Edison International recorded earnings of $0.87 per share for the quarter ending December 31, 2006, compared to $0.83 per share for the same period last year.  The results included non-core adjustments detailed in Chart 2.  Edison International's core earnings were $0.65 per share for the three-month period ending
December 31, 2006, compared to $0.71 per share for the same period last year.  This decrease primarily reflects lower results at Midwest Generation and lower energy trading income at MEHC, partially offset by a favorable
SFAS #133 net impact at MEHC, higher net revenue at SCE and higher income from Edison Capital.

FOURTH-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's earnings from continuing operations for the quarter ended December 31, 2006, were $158 million compared to $153 million in the same period last year.  SCE's 2006 fourth quarter earnings included $53 million in non-core items primarily from the favorable resolution of a state tax apportionment issue.  SCE's results for
2005 included positive non-core items of $65 million.  (See Chart 2 for details.)  Excluding these items, SCE's
2006 core earnings for the quarter were $105 million, compared to $88 million in the same period last year.
This increase reflects lower income tax expense, the impact of higher net revenue associated with the 2006 general rate case and earnings from Mountainview, partially offset by lower other income.

        EMG's fourth-quarter earnings from continuing operations in 2006 were $113 million compared to $153 million in 2005. MEHC had earnings from continuing operations of $69 million for the quarter ended December 31,
2006, compared to $148 million in the same period last year.  MEHC's 2006 fourth-quarter core earnings of $71 million were $77 million lower than the same period last year.  This decrease was primarily due to lower wholesale energy margins at Midwest Generation and lower trading income partially offset by favorable SFAS #133 unrealized gains and lower net interest expense.  Unrealized gains in 2006 fourth-quarter earnings were $17 million compared to unrealized gains of $5 million in the fourth quarter of last year.  Earnings in the fourth quarter of 2006 for Edison Capital were $44 million compared to $5 million in the same period last year.  This increase is primarily due to Edison Capital's share of gains from its investments in global infrastructure funds, additional income from leveraged leases due to favorable guidance from the Internal Revenue Service issued in the fourth quarter and a gain on the sale of an affordable housing project.

                                                   - more -

Earnings (Loss) from Discontinued Operations

       Edison International's earnings from discontinued operations were $22 million in the fourth quarter of
2006 compared to a loss of $26 million in the same period last year.  The results from discontinued
operations primarily reflect adjustments resulting from the sale of international projects.

                                                   Quarter Ended December 31,
Earnings (Loss) Per Common Share (Unaudited)          2006            2005           Change
                                                 ----------------------------------------------
  Southern California Edison Company                  $0.48           $0.47          $0.01
  Edison Mission Group
       Mission Energy Holding Company                  0.21            0.45          (0.24)
       Edison Capital                                  0.14            0.02           0.12
                                                 ----------------------------------------------
              Edison Mission Group Total               0.35            0.47          (0.12)
  EIX (Parent) and Other                              (0.03)          (0.03)            --
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations        0.80            0.91           (0.11)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                  0.07           (0.08)           0.15

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                       $0.87           $0.83           $0.04
===============================================================================================

                                                   Quarter Ended December 31,
Earnings (Loss) (in millions) (Unaudited)              2006            2005           Change
                                                 ----------------------------------------------
  Southern California Edison Company                   $158             $153            $5
  Edison Mission Group
       Mission Energy Holding Company                    69              148           (79)
       Edison Capital                                    44                5            39
                                                 ----------------------------------------------
              Edison Mission Group Total                113              153           (40)
  EIX (Parent) and Other                                 (5)              (7)            2
-----------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations         266              299           (33)
-----------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                    22              (26)            48

Cumulative Effect of Change in Accounting Principle      --               (1)             1

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                         $288             $272            $16
===============================================================================================

        Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company's earnings as reported to the Securities and
Exchange Commission.  Edison International's management uses core earnings, which exclude earnings from discontinued operations and other non-core items, internally for financial planning and for analysis of performance.  Edison International also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook as it allows them to more accurately compare the company's ongoing performance across periods.

                       Reminder: Edison International Will Hold a Conference Call Today

        Today, Edison International will hold a conference call to discuss its 2006 financial results at 8
a.m. (Pacific time).  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only" mode through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  Additional financial and other statistical information, if any, presented during the call will be available on the Web site.  The domestic call-in number is (800) 356-8584 and the ID# is 11100.

                                                     - more -

                         Charts that will be referenced in the conference call follow.

                                                    CHART 1

                                                    Year Ended December 31,
Core Earnings (Loss) Per Common Share (Unaudited)
                                                             2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                       $1.89         $1.82          $0.07
  Edison Mission Group
         Mission Energy Holding Company                     1.03          1.17          (0.14)
         Edison Capital                                     0.27          0.25           0.02
                                                 ----------------------------------------------
                                                 ----------------------------------------------
                Edison Mission Group Total                  1.30          1.42          (0.12)
  EIX parent company and other                             (0.12)        (0.11)         (0.01)
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                              3.07          3.13          (0.06)
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                            0.40          0.36           0.04
  SCE - Generator settlement / refund incentive             0.09          0.04           0.05
  MEHC - March Point impairment                              --          (0.10)          0.10
  MEHC - Early debt retirements                            (0.28)        (0.05)         (0.23)
  Discontinued operations                                   0.30          0.09           0.21
-----------------------------------------------------------------------------------------------
     Total Non-core Items                                   0.51          0.34           0.17

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                            $3.58         $3.47          $0.11
===============================================================================================

                                                    Year Ended December 31,
Core Earnings (Loss) (in millions) (Unaudited)               2006          2005          Change
                                                 ----------------------------------------------
  Southern California Edison Company                        $618          $595            $23
  Edison Mission Group
       Mission Energy Holding Company                        336           381            (45)
       Edison Capital                                         88            82              6
                                                 ----------------------------------------------
              Edison Mission Group Total                     424           463            (39)
  EIX parent company and other                               (27)          (31)             4
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                             1,015         1,027            (12)
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                             130           116             14
  SCE - Generator settlement / refund incentive               28            14             14
  MEHC - March Point impairment                                --          (34)            34
  MEHC - Early debt retirements                              (90)          (15)           (75)
  Discontinued operations                                     97            30             67
-----------------------------------------------------------------------------------------------
       Total Non-core items                                  165            111            54

Change in accounting principle                                 1            (1)             2

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                           $1,181        $1,137            $44
===============================================================================================

                                                   - more -

                                                    CHART 2

                                                   Quarter Ended December 31,
Core Earnings (Loss) Per Common Share (Unaudited)
                                                             2006          2005         Change
                                                 ----------------------------------------------
  Southern California Edison Company                       $0.32         $0.27          $0.05
  Edison Mission Group
         Mission Energy Holding Company                     0.22          0.45          (0.23)
         Edison Capital                                     0.14          0.02           0.12
                                                 ----------------------------------------------
                                                 ----------------------------------------------
                Edison Mission Group Total                  0.36          0.47          (0.11)
  EIX parent company and other                             (0.03)        (0.03)           --
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                              0.65          0.71          (0.06)
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                            0.15          0.17          (0.02)
  SCE - Generator settlement / refund incentive             0.01          0.03          (0.02)
  MEHC - Early debt retirements                            (0.01)          --           (0.01)
  Discontinued operations                                   0.07         (0.08)          0.15
-----------------------------------------------------------------------------------------------
     Total Non-core Items                                   0.22          0.12           0.10

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                            $0.87         $0.83          $0.04
===============================================================================================

                                                   Quarter Ended December 31,
Core Earnings (Loss) (in millions) (Unaudited)                                          Change
                                                             2006          2005
                                                 ----------------------------------------------
  Southern California Edison Company                        $105           $88            $17
  Edison Mission Group
       Mission Energy Holding Company                         71           148            (77)
       Edison Capital                                         44             5             39
                                                 ----------------------------------------------
              Edison Mission Group Total                     115           153            (38)
  EIX parent company and other                                (5)          (7)              2
-----------------------------------------------------------------------------------------------
EIX Consolidated Core Earnings                               215           234            (19)
-----------------------------------------------------------------------------------------------

Non-core items
  SCE - Regulatory and tax items                              49            55             (6)
  SCE - Generator settlement / refund incentive                4            10             (6)
  MEHC - Early debt retirements                               (2)            --            (2)
  Discontinued operations                                     22           (26)            48
-----------------------------------------------------------------------------------------------
       Total Non-core items                                   73            39             34

Change in accounting principle                                 --           (1)             1

-----------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                             $288          $272            $16
===============================================================================================

                                                   - more -

                                                    CHART 3

                                             Edison International
                                  Supplemental Table - Coal-Fired Generation
                                       Midwest Generation and Homer City
                                             Operating Performance

                                                                 2006      2005     Change       %
                                                                 ----      ----     ------       -
Midwest Generation
Generation (in TWhs)                                              28.9      31.0      (2.1)    -6.8%
Equivalent Availability                                          79.3%     79.6%     -0.3%
Forced Outage Rate (EFOR)                                         7.9%      7.8%      0.1%

Average Cost of Fuel ($/MWh)                                     13.19     12.40      0.79      6.4%
Flat Energy Price -Nihub($/MWh)                                  41.42     46.39     (4.97)   -10.7%
Average Realized Energy Price ($/MWh)                            46.19     45.55      0.64      1.4%

Homer City
Generation (in TWhs)                                              12.3      13.6      (1.3)    -9.6%
Equivalent Availability                                          81.9%     85.2%     -3.3%
Forced Outage Rate                                               13.5%      4.8%      8.7%

Average Cost of Fuel ($/MWh)                                     23.05     21.08      1.97      9.3%
Flat Energy Price -PJM West Hub($/MWh)                           51.08     60.92     (9.84)   -16.2%
Flat Energy Price -HC Busbar($/MWh)                              45.15     54.80     (9.65)   -17.6%
Flat Energy Price - PJM West Hub minus
    HC Busbar ($/MWHr) - Basis                                    5.93      6.12     (0.19)    -3.1%
Average Realized Energy Price ($/MWh)                            48.02     45.05      2.97      6.6%

-----------------------------------------------------------------------------------------------------
                                              CHART 4

                                             Edison International
                                  Supplemental Table - Coal-Fired Generation
                                       Midwest Generation and Homer City
                                   Hedge Program Status at December 31, 2006

                                                                            2007      2008      2009
                                                                            ----      ----      ----
Midwest Generation

Electricity Hedge Contracts (in TWhs)
         Energy Only Contracts                                              16.3      10.9       2.0
         Load requirements service contracts (estimated)                     8.5       6.2       1.8
         Total estimated megawatts hours under contract                     24.8      17.1       3.8
Average Energy Price ($/MWh)
         Energy Only Contracts                                            $48.39    $61.33    $60.00
         Load requirements service contracts (estimated)                  $64.13    $64.01    $63.65
Coal Requirements Under Contract (in millions of tons)(1)                   17.2       5.8       5.8

Homer City

Electricity Hedge Contracts (in TWhs)
         Energy Only Contracts                                               7.6       7.2       2.0
         Average Energy Price ($/MWh)                                     $64.35    $60.85    $71.05
Coal Requirements Under Contract (in millions of tons)                       5.2       2.1       0.8

(1)In February 2007, Midwest Generation contracted for the purchase of additional coal in the amount of 9 million tons for 2008, 6 million tons for 2009, and 6 million tons for 2010.

-----------------------------------------------------------------------------------------------------

                                               CHART 5

                                  Edison International Earnings Guidance

                                                             2007
                                             2006          Guidance
                         Core EPS:         Recorded     Affirmed 2/28/07
                         ---------       ----------     ----------------
                         - SCE            $1.89         $1.97 - 2.07

                         - EMG             1.30          1.21 - 1.51

                         - EIX Holding Co.(0.12)             (0.13)
                                          ---------     -----------------
                           Core           $3.07           $3.05 - 3.45

                         Non-Core Items (1):

                         - SCE             0.49                 -

                         - EMG             0.02                 -
                                          ---------      -----------------
                         Total            $3.58            $3.05 - 3.45

(1) For detail of non-core see Chart 1.

                                        Risk Disclosure Statement

        This release contains "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements reflect Edison International's current expectations and projections about future events based on Edison International's knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact.  In this report and elsewhere, the words "expects," "believes,"
"anticipates," "estimates," "projects," "intends," "plans," "probable," "may," "will," "could," "would,"
"should," and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements.  Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated.  Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact
Edison International or its subsidiaries, include but are not limited to:

o   the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay dividends;
o   the ability of SCE to recover its costs in a timely manner from its customers through regulated rates;
o   decisions and other actions by the California Public Utilities Commission, the Federal Energy
    Regulatory Commission and other regulatory authorities and delays in regulatory actions;
o   market risks affecting SCE's energy procurement activities;
o   access to capital markets and the cost of capital;
o   changes in interest rates, rates of inflation and foreign exchange rates;
o   governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including the market structure rules applicable to each market;
o   environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business;
o   risks associated with operating nuclear and other power generating facilities, including operating risks, nuclear fuel storage, equipment failure, availability, heat rate, output, and availability and cost of spare parts and repairs;
o   the availability of labor, equipment and materials;

                                                    - more -

o   the ability to obtain sufficient insurance, including insurance relating to SCE's nuclear facilities;
o   effects of legal proceedings, changes in or interpretations of tax laws, rates or policies, and changes in accounting standards;
o   the outcome of disputes with the Internal Revenue Service (IRS) and other tax authorities regarding tax positions taken by Edison International;
o   supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EMG's generating units have access;
o   the cost and availability of coal, natural gas, fuel oil, nuclear fuel, and associated transportation;
o   the cost and availability of emission credits or allowances for emission credits;
o   transmission congestion in and to each market area and the resulting differences in prices between delivery points;
o   the ability to provide sufficient collateral in support of hedging activities and purchased power and fuel;
o   the risk of counter-party default in hedging transactions or fuel contracts;
o   the extent of additional supplies of capacity, energy and ancillary services from current competitors or new market entrants, including the development of new generation facilities and technologies;
o   the difficulty of predicting wholesale prices, transmission congestion, energy demand and other aspects of the complex and volatile markets in which EMG and its subsidiaries participate;
o   general political, economic and business conditions;
o   weather conditions, natural disasters and other unforeseen events; and
o   changes in the fair value of investments and other assets.

        Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International's reports filed with the Securities and Exchange
Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International's business.  Readers also should review future reports filed by
Edison International with the Securities and Exchange Commission.  The information contained in this release is subject to change without notice. Forward-looking statements speak only as of the date they are made and
Edison International is not obligated to publicly update or revise forward-looking statements.

                                                    * * * *

        Rosemead, Calif.-based Edison International (NYSE:EIX) is an electric power generator and distributor, and an investor in infrastructure and renewable energy projects with assets totaling more than $36 billion. The company is comprised of a regulated utility, Southern California Edison (SCE) and an unregulated group of business units, Edison Mission Group (EMG). The California Public Utilities Commission does not regulate the terms of EMG's products and services.

                                            EDISON INTERNATIONAL
                                    SUMMARY OF CONSOLIDATED EARNINGS
                                                (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                    QUARTER ENDED DECEMBER 31,YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------
                                                            2006          2005         2006         2005
---------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                          $ 2,494      $ 2,306     $ 10,312      $ 9,500
NONUTILITY POWER GENERATION                                   554          643        2,228        2,248
FINANCIAL SERVICES AND OTHER                                   19           26           82          104
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                     3,067        2,975       12,622       11,852
---------------------------------------------------------------------------------------------------------
FUEL                                                          431          502        1,757        1,810
PURCHASED POWER                                               590          988        3,409        2,622
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET            281         (354)          25          435
OTHER OPERATION AND MAINTENANCE                             1,034          972        3,762        3,609
ASSET IMPAIRMENT AND LOSS ON LEASE TERMINATION                  -            -            -           12
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                258          265        1,181        1,061
NET GAIN ON SALE OF UTILITY PROPERTY AND PLANT                 (1)         (10)          (2)         (10)
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    2,593        2,363       10,132        9,539
---------------------------------------------------------------------------------------------------------
OPERATING INCOME                                              474          612        2,490        2,313
INTEREST INCOME                                                48           34          169          112
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                          26            -           79          136
OTHER NONOPERATING INCOME                                      43           67          133          136
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                (200)        (179)        (807)        (794)
IMPAIRMENT LOSS ON EQUITY METHOD INVESTMENT                     -            -            -          (55)
OTHER NONOPERATING DEDUCTIONS                                 (28)         (10)         (63)         (67)
LOSS ON EARLY EXTINGUISHMENT OF DEBT                           (3)           -         (146)         (25)
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS
    BEFORE TAX AND MINORITY INTEREST                          360          524        1,855        1,756
INCOME TAX                                                     66          191          582          457
DIVIDENDS ON PREFERRED AND PREFERENCE STOCK OF UTILITY
    NOT SUBJECT TO MANDATORY REDEMPTION                        13           10           51           24
MINORITY INTEREST                                              15           24          139          167
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                             266          299        1,083        1,108
INCOME (LOSS) FROM DISCONTINUED OPERATIONS - NET OF TAX        22          (26)          97           30
---------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                               288          273        1,180        1,138
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX             -           (1)           1           (1)
---------------------------------------------------------------------------------------------------------
NET INCOME                                                  $ 288        $ 272      $ 1,181      $ 1,137
=========================================================================================================

WEIGHTED-AVERAGE SHARES
    OF COMMON STOCK OUTSTANDING                               326          326          326          326

BASIC EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                      $ 0.80       $ 0.91       $ 3.28       $ 3.38
DISCONTINUED OPERATIONS                                      0.07        (0.08)        0.30         0.09
                                                      ------------  -----------  -----------  -----------
TOTAL                                                      $ 0.87       $ 0.83       $ 3.58       $ 3.47
                                                      ============  ===========  ===========  ===========

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                             330          332          330          332

DILUTED EARNINGS (LOSS) PER COMMON SHARE:
CONTINUING OPERATIONS                                      $ 0.80       $ 0.90       $ 3.28       $ 3.34
DISCONTINUED OPERATIONS                                      0.07        (0.08)        0.29         0.09
                                                      ------------  -----------  -----------  -----------
TOTAL                                                      $ 0.87       $ 0.82       $ 3.57       $ 3.43
                                                      ============  ===========  ===========  ===========

DIVIDENDS DECLARED PER COMMON SHARE                        $ 0.29       $ 0.27       $ 1.10       $ 1.02

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
December 31, 2006

                                          Quarter Ended December 31,
                                ----------------------------------------------------
                                                               Increase/
                                    2006           2005          (Decrease)      %
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Residential                        6,730,254      6,645,251         85,003     1.28
Agricultural                         259,851        246,309         13,542     5.50
Commercial                        10,055,272      9,740,151        315,121     3.24
Industrial                         2,533,503      2,644,436       (110,933)   (4.19)
Public Authorities                 1,488,509      1,513,430        (24,921)   (1.65)
Railroads and Railways                16,228         15,991            237     1.48
Interdepartmental                        839          6,365         (5,526)  (86.82)
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Sales to Ultimate Consumers       21,084,456     20,811,933        272,523     1.31

Resale Sales                       2,067,772      3,326,697     (1,258,925)  (37.84)
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Total kWh Sales                   23,152,228     24,138,630       (986,402)   (4.09)
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                                            Year Ended December 31,
                                ----------------------------------------------------
                                                                 Increase/
                                    2006           2005          (Decrease)      %
------------------------------------------------------------------------------------

Residential                       30,193,508     28,888,867      1,304,641     4.52
Agricultural                       1,132,626      1,080,758         51,868     4.80
Commercial                        40,864,743     39,450,967      1,413,776     3.58
Industrial                        10,433,616     10,737,947       (304,331)   (2.83)
Public Authorities                 6,038,318      6,036,778          1,540     0.03
Railroads and Railways                63,085         62,449            636     1.02
Interdepartmental                      2,824          7,056         (4,232)  (59.98)
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Sales to Ultimate Consumers       88,728,720     86,264,822      2,463,898     2.86

Resale Sales                       7,444,414     14,727,348     (7,282,934)  (49.45)
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Total kWh Sales                   96,173,134    100,992,170     (4,819,036)   (4.77)
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